EXHIBIT 10.4

                   ADDENDUM TO SETTLEMENT AGREEMENT AND RELEASE
                 STIPULATION FROM BION, BION DAIRY AND MARK SMITH

In exchange for a final payment by United States Fire Insurance Company ("U.S. Fire") to Bion Environmental Technologies, Inc. ("Bion") in the amount of Seventy-Five Thousand Dollars ($75,000.00), Bion, Bion Dairy Corporation ("Bion Dairy"), and Mark Smith hereby stipulate that U.S. Fire has fulfilled all of its defense and indemnity obligations to Bion, Bion Dairy, and Smith under U.S. Fire Policy No. 5550008787 ("the U.S. Fire Policy") and as further set forth in the April 26, 2007 "Settlement Agreement and Release" executed by U.S. Fire, Bion, Bion Dairy and Mark Smith, among others.

This Stipulation shall remain confidential among U.S. Fire, Mark Smith, Bion and Bion Dairy, except as otherwise provided for in Paragraph 19 of the Settlement Agreement and Release.


Date:  10/31/2008             /s/ Mark Smith
                              MARK SMITH


                              BION ENVIRONMENTAL TECHNOLOGIES, INC.


Date:  10/31/2008             /s/ Mark Smith
                              By:  Mark Smith
                              Title:  President and Director

                              BION DAIRY CORPORATION


Date:  10/31/2008             /s/ Mark Smith
                              By:  Mark Smith
                              Title:  President and Director